Exhibit 32.2


                               FORD MOTOR COMPANY

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Donat R. Leclair, Executive Vice President and Chief Financial Officer of Ford Motor Company (the "Company"), hereby certify pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that to my knowledge:

     1. the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, to which this statement is furnished as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                     /s/Donat R. Leclair
                                     ------------------------------
                                     Donat R. Leclair
                                     Executive Vice President and
                                      Chief Financial Officer

Dated:  August 4, 2005











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